DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund
(each a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, Class C, Class R, and Institutional Class
Summary Prospectus dated January 28, 2014

The following information is added to each of the Funds’ summary prospectus sections entitled “Who manages the Fund? – Investment manager”:

Sub-advisor

Effective May 1, 2014, Jackson Square Partners, LLC (JSP) is serving as sub-advisor to the Fund under an interim sub-advisory agreement between Delaware Management Company and JSP, pending shareholder approval of a final sub-advisory agreement between the parties.

Portfolio managers	Title with JSP	Start date on the Fund
Jeffrey S. Van Harte, CFA	Chairman, Chief Investment Officer	May 2014
Christopher J. Bonavico, CFA	Portfolio Manager, Equity Analyst	May 2014
Christopher M. Ericksen, CFA	Portfolio Manager, Equity Analyst	May 2014
Daniel J. Prislin, CFA	Portfolio Manager, Equity Analyst	May 2014

Investments in the Funds are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated May 5, 2014.